UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                September 9, 2004
                Date of Report (Date of earliest event reported)


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                                 ANTIGENICS INC
             (Exact name of registrant as specified in its charter)


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          DELAWARE               000-29089                06-1562417
(State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)        File Number)         Identification No.)



          630 Fifth Avenue, Suite 2100
               New York, NY 10111                                    10111
    (Address of principal executive offices)                      (Zip Code)




                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS


     On September 10, 2004, Antigenics Inc. (the "Company") announced the appointment of Alastair J. J. Wood, MD, to its board of directors. There was no arrangement or understanding pursuant to which Dr. Wood was elected as a director, and there are no related party transactions between the Company and Dr. Wood. Dr. Wood will serve on the Corporate Governance Committee of the Company's Board of Directors.


     On September 10, 2004, the Company issued a press release announcing the election of Dr. Wood as a new director to the Company's Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits:

             99.1     Press Release dated September 10, 2004







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANTIGENICS INC.

Date: September 10, 2004
                                          By: /s/ Garo H. Armen
                                          ----------------------------------
                                         Garo H. Armen, Ph.D.
                                         Chairman and Chief Executive Officer




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EXHIBIT INDEX


The following designated exhibits are filed herewith:

Exhibits:

99.1              Press Release dated September 10, 2004